                                                                    EXHIBIT 99.3



                       ALBUQUERQUE C.I. ASSOCIATES, L.P.
                            (A Limited Partnership)

                              FINANCIAL STATEMENTS

                     --------------------------------------

                     Years Ended December 31, 1995 and 1994

                     [MAYER HOFFMAN MCCANN L.C. LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

                          ----------------------------


To the Partners

         Albuquerque C.I. Associates, L.P.

                     We have audited the balance sheets of

                               ALBUQUERQUE C.I. ASSOCIATES, L.P.

a limited partnership, as of December 31, 1995 and 1994, and the related statements of income, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Albuquerque C.I. Associates, L.P. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                    /s/ MAYER HOFFMAN MCCANN L.C.

February 8, 1996, except for Note (4)
 as to which the date is
 February 15, 1996

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                                 BALANCE SHEETS

                                 --------------

                           December 31, 1995 and 1994

                                                          1995             1994
                                                      -----------      -----------
                 A S S E T S

CURRENT ASSETS
 Cash                                                 $   139,146      $   123,245
 Accounts receivable, less allowance for doubtful
   accounts (1995, $174: 1994, $53)                        10,956           12,269
 Prepaid expenses                                          24,141           30,024
                                                      -----------      -----------
         TOTAL CURRENT ASSETS                             174,243          165,538

PROPERTY AND EQUIPMENT, at cost, less
 accumulated depreciation                               3,277,278        3,381,571

INTANGIBLE ASSETS, at cost, less
 accumulated amortization                                  19,708           89,856

REPAIR AND REPLACEMENT FUND                               168,606          100,817

DEPOSIT AND LIQUOR LICENSE                                 74,491           74,491
                                                      -----------      -----------

         TOTAL ASSETS                                 $ 3,714,326      $ 3,812,273
                                                      -----------      -----------

                 L I A B I L I T I E S

CURRENT LIABILITIES
 Accounts payable
   Trade                                              $    13,497      $    10,998
   Affiliates                                               7,285           13,914
 Accrued expenses                                          66,995           63,089
 Current portion of long-term debt                         90,514           50,100
                                                      -----------      -----------
         TOTAL CURRENT LIABILITIES                        178,291          138,101
                                                      -----------      -----------

LONG-TERM DEBT, less current portion above              5,367,536        5,458,050
                                                      -----------      -----------

          P A R T N E R S'  E Q U I T Y   (D E F I C I T)

PARTNERS' EQUITY (DEFICIT)                             (1,831,501)      (1,783,878)
                                                      -----------      -----------

         TOTAL LIABILITIES AND PARTNERS'
             EQUITY (DEFICIT)                         $ 3,714,326      $ 3,812,273
                                                      ===========      ===========

                       See Notes to Financial Statements

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                          STATEMENTS OF INCOME

                          --------------------

                     Years Ended December 31, 1995 and 1994

                                                      1995            1994
                                                  -----------      -----------

REVENUES
 Rooms                                            $ 2,199,372      $ 2,286,243
 Other departments                                     66,077           99,009
                                                  -----------      -----------
         TOTAL REVENUES                             2,265,449        2,385,252
                                                  -----------      -----------

OPERATING EXPENSES
 Rooms                                                568,767          593,002
 Other departments                                     30,586           35,867
 Administrative and general                           365,057          348,976
 Marketing                                            135,830          128,886
 Property operation, maintenance and
    energy costs                                      228,977          221,264
 Property taxes and insurance                          58,821           60,082
                                                  -----------      -----------
         TOTAL OPERATING EXPENSES                   1,388,038        1,388,077
                                                  -----------      -----------

         OPERATING INCOME BEFORE OTHER INCOME
                 (EXPENSE)                            877,411          997,175
                                                  -----------      -----------

OTHER INCOME (EXPENSE)
 Interest income                                        6,490            2,546
 Interest expense                                    (574,142)        (673,454)
 Depreciation and amortization                       (272,533)        (251,195)
                                                  -----------      -----------
         TOTAL OTHER INCOME (EXPENSE)                (840,185)        (922,103)
                                                  -----------      -----------

         NET INCOME                               $    37,226      $    75,072
                                                  ===========      ===========

                       See Notes to Financial Statements

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

              STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT)

              --------------------------------------------------

                     Years Ended December 31, 1995 and 1994

                               General         Limited
                               Partner         Partners'         Total
                               --------       ----------      -----------
BALANCE, DECEMBER 31, 1993     $(14,532)     $(1,674,721)     $(1,689,253)

DISTRIBUTIONS                    (1,697)        (168,000)        (169,697)

NET INCOME                          751           74,321           75,072
                               --------      -----------      -----------

BALANCE, DECEMBER 31, 1994      (15,478)      (1,768,400)      (1,783,878)

DISTRIBUTIONS                      (849)         (84,000)         (84,849)

NET INCOME                          372           36,854           37,226
                               --------      -----------      -----------

BALANCE, DECEMBER 31, 1995     $(15,955)     $(1,815,546)     $(1,831,501)
                               ========      ===========      ===========

                       See Notes to Financial Statements

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                            STATEMENTS OF CASH FLOWS

                            ------------------------

                     Years Ended December 31, 1995 and 1994

                                                          1995          1994
                                                       ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                            $  37,226      $  75,072
 Adjustments to reconcile net income to
 net cash provided by operating activities
   Depreciation                                          147,387        213,692
   Amortization                                          125,146         37,503
   Decrease (increase) in operating assets
         Accounts receivable                               1,313         (3,888)
         Prepaid expenses                                  5,883         (5,818)
   Increase (decrease) in operating liabilities
         Accounts payable                                 (4,130)        (6,835)
         Accrued expenses                                  3,906         (2,066)
                                                       ---------      ---------
         NET CASH PROVIDED BY OPERATING ACTIVITIES       316,731        307,660
                                                       ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of property and equipment                      (43,094)      (146,470)
 Investment in intangible assets                         (54,998)            --
 Additions to the repair and replacement fund            (67,789)       (71,251)
 Reimbursements received from the repair and
   replacement fund                                           --        194,073
                                                       ---------      ---------
         NET CASH USED IN INVESTING ACTIVITIES          (165,881)       (23,648)
                                                       ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Repayment of long-term debt                             (50,100)       (50,100)
 Distributions to partners                               (84,849)      (169,697)
                                                       ---------      ---------
         NET CASH USED IN FINANCING ACTIVITIES          (134,949)      (219.797)
                                                       ---------      ---------

         NET INCREASE IN CASH                             15,901         64,215

         CASH, BEGINNING OF YEAR                         123,245         59,030
                                                       ---------      ---------

         CASH, END OF YEAR                             $ 139,146      $ 123,245
                                                       =========      =========

                       See Notes to Financial Statements

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                         -----------------------------

(1)  Summary of significant accounting policies

         Nature of operations - The Partnership was formed on August 29, 1986 for the purpose of constructing, owning and operating a 137-room hotel, known as the "ClubHouse Inn", in Albuquerque, New Mexico. The Partnership opened the hotel on May 1, 1987. ClubHouse Properties, Inc. is the managing general partner and owner of 1% of the partnership interest. Partnership revenues are generated from hotel operations and related activities.

         Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Depreciation and amortization - Depreciation and amortization are computed using the straight-line method with estimated useful lives as follows:

        Assets                              Useful Life
-------------------------                ---------------
Building and improvements                31.5 - 39 years
Furniture and equipment                     7 - 10 years
Financing costs                                12 months
Franchise costs                                 15 years

         Advertising costs - Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 1995 and 1994 was $89,486 and $88,371, respectively.

         Income taxes - No provision is included in these statements for income taxes since each partner is individually responsible for reporting their respective share of the Partnership net income or loss. The income for tax purposes for the years ended December 31, 1995 and 1994 was $78,292 and $97,966, respectively. The difference between the net income reported for financial statement purposes and the net income reported for tax purposes results primarily from using accelerated methods and shorter useful lives for tax depreciation and amortization of partnership assets.

         Allocation of net income or loss - Net income or loss is allocated between the general partner and the limited partners as follows:

         First, 99 percent to the limited partners and 1 percent to the general partner until the cumulative losses of the partnership are offset. Second, 100 percent to the limited partners until the syndication costs are paid. Third, 99 percent to the limited partners and 1 percent to the general partner until an annual return of 12 percent is received. Thereafter, 50 percent to the limited partners and 50 percent to the general partner.

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                         -----------------------------

(1)  Summary of significant accounting policies (continued)

         Cash - For purpose of the statements of cash flows, cash consists of cash on-hand and demand deposits with financial institutions. Cash paid for interest during the years ended December 31, 1995 and 1994 was $574,142 and $673,454, respectively.

(2)  Property and equipment

                                                        December 31,
                                                ----------------------------
                                                    1995             1994
                                                -----------      -----------
Cost
 Land                                           $ 1,165,102      $ 1,165,102
 Buildings and improvements                       2,687,897        2,687,897
 Furniture and equipment                          1,790,153        1,783,037
                                                -----------      -----------
                 Total cost                       5,643,152        5,636,036
Accumulated depreciation                         (2,365,874)      (2,254,465)
                                                -----------      -----------

                 Net property and equipment     $ 3,277,278      $ 3,381,571
                                                ===========      ===========

         The aggregate depreciation on property and equipment charged to operations for the years ended December 31, 1995 and 1994 was $147,387 and $213,692, respectively.

(3)  Intangible assets

                                                      December 31,
                                                -----------------------
                                                  1995           1994
                                                --------      ---------
Cost
  Financing costs                               $ 54,998      $ 322,528
  Franchise costs                                 25,000         25,000
                                                --------      ---------
                 Total cost                       79,998        347,528
Accumulated amortization                         (60,290)      (257,672)
                                                --------      ---------

                 Net intangible assets          $ 19,708      $  89,856
                                                ========      =========

         The aggregate amortization on intangible assets charged to operations for the years ended December 31, 1995 and 1994 was $125,146 and $37,503, respectively.

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                         -----------------------------

(4) Long-term debt

                                                       December 31,
                                               -------------------------
                                                  1995           1994
                                               ----------     ----------
         10% mortgage note payable
     collateralized by substantially
     all of the Partnership's property
     and equipment. Monthly principal
     payments of $4,175 plus interest
     are due until maturity, March 1996.

         On February 15, 1996, the
     Partnership  received a commitment
     from the lender to extend the
     maturity date of the note for
     periods up to 20 years.
     Management has indicated its
     intention is to extend the note for
     a 20 year period with interest at
     8.75% in the first year and
     adjusting  there after at 3.75%
     over the weekly average yield on
     U.S. Treasury securities.  Under
     the terms of the  commitment,  a
     1% prepayment  premium is to be in
     effect over the life of the loan.
     Other provisions in the mortgage
     note agreement are expected to
     remain essentially unchanged.             $5,458,050     $5,508,150

         Less current portion                      90,514         50,100
                                               ----------     ----------

                 Noncurrent portion            $5,367,536     $5,458,050
                                               ==========     ==========

         Maturities for long-term debt based on the modified terms outlined above as follows:

Years ending December 31,
-------------------------
1996                                 $   90,514
1997                                    112,243
1998                                    122,468
1999                                    133,625
2000                                    145,797
Thereafter                            4,853,403
                                     ----------
Total long-term debt                 $5,458,050
                                     ==========

(5) Related party transactions

         ClubHouse Inns of America, Inc. (CIA) is an affiliate of the Partnership through common ownership. There is a management agreement with CIA to manage the Partnership's hotel and to provide accounting services. Management and accounting fees of $59,593 and $60,813 were earned by CIA during the years ended December 31, 1995 and 1994, respectively.

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                         NOTES TO FINANCIAL STATEMENTS

                         -----------------------------

(5)  Related Party transactions (continued)

         In addition to the fees above, the Partnership is obligated under a franchise agreement with CIA to pay franchise and marketing fees along with its share of the costs of the central reservation system. The Partnership may purchase goods through the centralized purchasing service. The Partnership incurred the following expenses relating to the franchise agreement:

                                                    December 31,
                                                ------------------
                                                  1995      1994
                                                -------    -------
         Royalty fees                           $87,975    $91,450
         Marketing fees                          32,991     34,294
         Central reservation expenses            19,075     20,215
         Administrative fee                      12,000     12,000

(6)  Repair and replacement fund

         Under the terms of the Partnership's management agreement, the Partnership is required to fund a reserve for repair and replacement of property and equipment. The agreement calls for the Partnership to place 3% of gross revenues in this fund. Expenditures from this fund require the approval of ClubHouse Inns of America, Inc., the management company.

(7)  Fair value of financial instruments

         Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair values for financial instruments held by the Partnership. Financial instruments, as defined in SFAS No. 107, held by the Partnership include cash, repair and replacement reserves and the Partnership's mortgage note. The carrying amounts and estimated fair values of these financial instruments, as of December 31, 1995, are as follows:

                                     Carrying
                                      Amount         Fair Value
                                    -----------      ----------
Cash                                $   139,146      $  139,146
Repair and replacement reserves     $   168,606      $  168,606
Mortgage note payable               $ 5,458,050      $5,458,050

         The carrying value's of the Partnership's cash and repair and replacement reserves approximate fair value as of December 31, 1995. The fair value of the Partnership's mortgage note payable approximates the carrying amount due to the short time to the maturity date of the note.

                             ADDITIONAL INFORMATION

                             ----------------------

                     [MAYER HOFFMAN MCCANN L.C. LETTERHEAD]

             INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION

             ------------------------------------------------------

To the Partners

     Albuquerque C.I. Associates, L.P.

        Our audits were made for the purpose of forming an opinion on the basic financial statements of Albuquerque C.I. Associates, L.P. for the years ended December 31, 1995 and 1994, taken as a whole. The accompanying ADDITIONAL INFORMATION is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements. In our opinion, the accompanying ADDITIONAL INFORMATION is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                      /s/ MAYER HOFFMAN MCCANN L.C.

February 8, 1996

                       ALBUQUERQUE C.I. ASSOCIATES, L.P.

                 ADDITIONAL INFORMATION - STATEMENTS OF INCOME

                 ---------------------------------------------

                  RECONCILIATION OF FINANCIAL REPORTING INCOME
                              TO TAX BASIS INCOME

                                                     1995          1994
                                                   --------      --------
Net income, financial reporting basis                37,226      $ 75,072

Tax depreciation in excess of financial
 reporting depreciation                             (18,154)       (5,495)

Financial reporting amortization of intangible
 assets in excess of tax amortization                64,964        28,670

Amounts owed to affiliate, not deductible
 for tax purposes until paid                         (6,629)          861

Other                                                   885        (1,142)
                                                   --------      --------

Net income, tax basis                              $ 78,292      $ 97,966
                                                   ========      ========